FORWARD FUNDS

Supplement dated February 11, 2015

to the

Summary Prospectuses, Statutory Prospectuses, and Statement of Additional Information for all series of Forward Funds (each, a “Fund,” and collectively, the “Funds”)

each dated May 1, 2014, as supplemented

Forward Management, LLC (“Forward Management”), the investment advisor of the Funds, has signed a definitive agreement to be acquired by Salient Partners, L.P. (“Salient”), an asset manager headquartered in Houston, Texas, advising across a broad spectrum of traditional and alternative investments (the “Transaction”). The Transaction is subject to certain conditions to closing, including various required approvals and, as is customary for these types of transactions, may be delayed or even terminated due to unforeseen circumstances.

If completed, the Transaction will cause a change of control of Forward Management, which will terminate the current investment advisory agreement between Forward Management and the Funds. The Funds’ Board of Directors has considered and approved a new investment advisory agreement between Forward Management and the Funds, as well as the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement and other proposals related to the Transaction. A special meeting of the Funds’ shareholders will be held to consider the proposals. Forward Management expects that, subject to obtaining the necessary approvals, Forward Management will continue to act as the investment advisor of the Funds as a subsidiary of Salient.

Proxy materials will be sent to shareholders of the Funds with more information about the proposed Transaction.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP FM & SP 02112015

SUPP FM & SP SAI 02112015